CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Prudential Annuities Life Assurance Corporation Variable Account B (“Registration Statement”) of our report dated April 13, 2017 relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 23, 2017, relating to the consolidated financial statements of Prudential Annuities Life Assurance Corporation, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 13, 2017

Appendix A

AST Goldman Sachs Large-Cap Value Portfolio	Prudential SP International Growth Portfolio (Class I)	AST Boston Partners Large-Cap Value Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	NVIT Developing Markets Fund	AST Jennison Large-Cap Growth Portfolio
AST Government Money Market Portfolio (formerly AST Money Market Portfolio)	ProFund VP Asia 30	AST Bond Portfolio 2017
AST Cohen & Steers Realty Portfolio	ProFund VP Banks	AST Bond Portfolio 2021
AST J.P. Morgan Strategic Opportunities Portfolio	ProFund VP Bear	Wells Fargo VT Intrinsic Value Portfolio
AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio)	ProFund VP Biotechnology	Wells Fargo VT Omega Growth Portfolio (Class 2)
AST High Yield Portfolio	ProFund VP Basic Materials	Wells Fargo VT Small Cap Value Portfolio
AST Small-Cap Growth Opportunities Portfolio	ProFund VP UltraBull	Wells Fargo VT Omega Growth Portfolio (Class 1)
AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	ProFund VP Bull	Wells Fargo VT Small Cap Growth Portfolio (Class 1)
AST Small-Cap Value Portfolio	ProFund VP Consumer Services	Wells Fargo VT International Equity Portfolio (Class 1)
AST Goldman Sachs Mid-Cap Growth Portfolio	ProFund VP Consumer Goods Portfolio	AST Bond Portfolio 2022
AST Goldman Sachs Small-Cap Value Portfolio	ProFund VP Oil & Gas	AST Quantitative Modeling Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	ProFund VP Europe 30	AST BlackRock Global Strategies Portfolio
AST Lord Abbett Core Fixed Income Portfolio	ProFund VP Financials	Invesco V.I. Diversified Dividend Fund (Series I)
AST Loomis Sayles Large-Cap Growth Portfolio	ProFund VP U.S. Government Plus	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)
AST MFS Growth Portfolio	ProFund VP Health Care	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	ACCESS VP High Yield Fund	Wells Fargo VT Opportunity Fund (Class 1)
AST Small-Cap Growth Portfolio	ProFund VP Industrials	Wells Fargo VT Opportunity Fund (Class 2)
AST BlackRock Low Duration Bond Portfolio	ProFund VP Internet	AST Prudential Core Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	ProFund VP Japan	AST Bond Portfolio 2023
AST QMA US Equity Alpha Portfolio	ProFund VP Precious Metals	AST New Discovery Asset Allocation Portfolio
AST T. Rowe Price Natural Resources Portfolio	ProFund VP Mid-Cap Growth	AST Western Asset Emerging Markets Debt Portfolio
AST T. Rowe Price Asset Allocation Portfolio	ProFund VP Mid-Cap Value	AST MFS Large-Cap Value Portfolio
AST International Value Portfolio	ProFund VP Pharmaceuticals	Invesco V.I. Mid Cap Growth Fund (Series I)
AST MFS Global Equity Portfolio	ProFund VP Real Estate	AST Bond Portfolio 2024
AST J.P. Morgan International Equity Portfolio	ProFund VP Rising Rates Opportunity	AST AQR Emerging Markets Equity Portfolio
AST Templeton Global Bond Portfolio	ProFund VP NASDAQ-100	AST ClearBridge Dividend Growth Portfolio
AST International Growth Portfolio	ProFund VP Semiconductor	AST QMA Emerging Markets Equity Portfolio
AST Wellington Management Hedged Equity Portfolio	ProFund VP Small-Cap Growth	Columbia Variable Portfolio Government Money Market Fund (Class 1) (formerly Columbia Variable Portfolio-Cash Management Fund)
AST Capital Growth Asset Allocation Portfolio	ProFund VP Short Mid-Cap	Columbia Variable Portfolio - Income Opportunities (Class 1)
AST Academic Strategies Asset Allocation Portfolio	ProFund VP Short NASDAQ-100	AST BlackRock iShares ETF Portfolio
AST Balanced Asset Allocation Portfolio	ProFund VP Short Small-Cap	AST Defensive Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio	ProFund VP Small-Cap Value	AST AQR Large-Cap Portfolio
AST Schroders Global Tactical Portfolio	ProFund VP Technology	AST QMA Large-Cap Portfolio
AST RCM World Trends Portfolio	ProFund VP Telecommunications	AST Bond Portfolio 2025
AST J.P. Morgan Global Thematic Portfolio	ProFund VP UltraMid-Cap	AST Bond Portfolio 2026
AST Goldman Sachs Multi-Asset Portfolio	ProFund VP UltraNASDAQ-100	AST Bond Portfolio 2027
AST Western Asset Core Plus Bond Portfolio	ProFund VP UltraSmall-Cap	NVIT Emerging Markets Fund (Class D)
Davis Value Portfolio	ProFund VP Utilities
Columbia Variable Portfolio - Asset Allocation Fund (Class 1)	ProFund VP Large-Cap Growth
Columbia Variable Portfolio - Small Company Growth Fund (Class 1)	ProFund VP Large-Cap Value
Rydex VT Nova
Rydex VT NASDAQ-100
Rydex VT Inverse S&P 500 Strategy
Invesco V.I. Global Health Care Fund (Series I)
Invesco V.I. Technology Fund (Series I)
Wells Fargo VT Index Asset Allocation Fund (Class 2)
Wells Fargo VT International Equity Portfolio (Class 2)
Wells Fargo VT Small Cap Growth Portfolio (Class 2)
Wells Fargo VT Total Return Bond
AST FI Pyramis Quantitative Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST Investment Grade Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Bond Portfolio 2016
AST Bond Portfolio 2020